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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                 F O R M   8-K

                                 CURRENT REPORT

                            Pursuant to Regulation FD
                                Rules 100 and 101

       Date of Report (Date of earliest event reported): December 31, 2001

                               CIT EC - EF 2001-A
                               ------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        000-33183
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

             c/o Chase Manhattan Bank USA,
             National Association
             c/o JP Morgan Chase
             500 Stanton Christiana Road, OPS4/3rd Floor
             Newark, Delaware 19713
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (302) 552-6287

                                       N/A

         (Former name or former address, if changed since last report.)






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Item 9. Regulation FD Disclosure.

         CIT EC - EF 2001-A is reporting its year end servicing report as of December 31, 2001.

Exhibit 99 - Annual Servicing Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CIT EC - EF 2001-A

                                  By:  THE CIT GROUP/EQUIPMENT FINANCING, INC.
                                       as Servicer

                                  By:    /s/ Eric S. Mandelbaum
                                     --------------------------
                                     Name:   Eric S. Mandelbaum
                                     Title:  Vice President

Dated: February 5, 2002


                           STATEMENT OF DIFFERENCES

The greater-than-or-equal-to sign shall be expressed as..................     >=